OTHER NONCURRENT ASSETS (Details) - USD ($) $ in Millions	Sep. 30, 2017	Dec. 31, 2016		Dec. 31, 2015
OTHER NONCURRENT ASSETS
Spare parts inventory		$ 13		$ 14
Notes receivable		7		7
Pension assets		4		2
Other		11		9
Total	$ 41	$ 35	[1]	$ 32	[1]

[1]	At December?31, 2016 and 2015, respectively, $4 and $7 of cash and cash equivalents, $6 and $4 of accounts receivable (net), $1 each of inventories, $4 and $5 of property, plant and equipment (net), $20 and $23 of intangible assets (net), $1 each of accounts payable, $4 and $3 of accrued liabilities, and $2 and $1 of current portion of debt from consolidated variable interest entities are included in the respective balance sheet captions above. See note ?7. Variable Interest Entities.?